                            SCHEDULE 14A INFORMATION


                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             SALON MEDIA GROUP, INC.
                (Name of Registrant as Specified In Its Charter)

                     --------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:
         (2) Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         (4) Proposed maximum aggregate value of transaction:
         (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:
         (2) Form, Schedule or Registration Statement No.:
         (3) Filing Party:
         (4) Date Filed:

Notes:

                            [SALON MEDIA GROUP LOGO]





                                                                November 6, 2006


Dear Stockholder:

         This year's Annual Meeting of Stockholders will be held on Friday, November 17, 2006 at 11:00 a.m. local time, at the office of Salon Media Group, Inc., located at 101 Spear Street, Suite 203, San Francisco, CA 94105. You are cordially invited to attend.

         The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

         It is important that you use this opportunity to take part in the affairs of Salon Media Group, Inc. by voting on the business to come before this meeting. After reading the Proxy Statement, please promptly mark, sign, date and return the enclosed proxy card in the prepaid envelope to assure that your shares will be represented. Regardless of the number of shares you own, your careful consideration of, and vote on, the matter before our stockholders is important.

         A copy of the Company's Annual Report on Form 10-K and its amended Annual Report on Form 10-K/A are also enclosed for your information. At the annual meeting we will review the Company's activities over the past year and our plans for the future. The Board of Directors and management look forward to seeing you at the annual meeting.

                                           Very truly yours,

                                           /s/ Elizabeth Hambrecht

                                           ELIZABETH HAMBRECHT
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

                            [SALON MEDIA GROUP LOGO]
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      TO BE HELD FRIDAY, NOVEMBER 17, 2006

TO THE STOCKHOLDERS:

         Notice is hereby given that the Annual Meeting of the Stockholders of Salon Media Group, Inc., a Delaware corporation, will be held on November 17, 2006, at 11:00 a.m. local time, at our principal offices located at 101 Spear Street, Suite 203, San Francisco, CA for the following purposes:

         1. To elect two (2) Class II directors to hold office for a term of three years and until their respective successors are elected and qualified.

         2. To consider, approve and ratify the appointment of Burr, Pilger & Mayer LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2007.

         3. To transact such other business as may properly come before the meeting.

         Stockholders of record at the close of business on October 10, 2006 are entitled to notice of, and to vote at, this meeting and any adjournment or postponement. For ten (10) days prior to the annual meeting, a complete list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder, for any purpose relating to the annual meeting, during ordinary business hours at the Company's principal offices located at 101 Spear Street, Suite 203, San Francisco, CA 94105.

                                           By order of the Board of Directors,

                                           /s/ Conrad Lowry

                                           CONRAD LOWRY
                                           CHIEF FINANCIAL OFFICER AND SECRETARY
San Francisco, California
November 6, 2006

--------------------------------------------------------------------------------

  IMPORTANT: Please fill in, date, sign and promptly mail the enclosed proxy card in the accompanying postage-paid envelope to assure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

--------------------------------------------------------------------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

         The accompanying proxy is solicited by the Board of Directors of Salon Media Group, Inc, a Delaware corporation, for use at its annual meeting of stockholders to be held on November 17, 2006 or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the enclosed proxy are being mailed to stockholders on or about November 6, 2006.


                             SOLICITATION AND VOTING

         VOTING SECURITIES. Only stockholders of record as of the close of business October 10, 2006 will be entitled to vote at the meeting and any adjournment thereof. As of October 30, 2006, we had 37,657,962 shares of Common Stock outstanding (with 37,657,962 votes), 683 outstanding shares of the Company's Series A Preferred Stock (with 27,497,144 votes), 125 outstanding shares of the Company's Series B Preferred Stock (with 6,247,750 votes), 6,582 outstanding shares of the Company's Series C Preferred Stock (with 131,640,000 votes), 417 outstanding shares of the Company's Series D-1 Preferred Stock (with 5,385,123 votes), 417 outstanding shares of the Company's Series D-2 Preferred Stock (with 4,566,901 votes), 417 outstanding shares of the Company's Series D-3 Preferred Stock (with 4,729,025 votes), and 375 outstanding shares of the Company's Series D-4 Preferred Stock (with 5,089,061 votes), all of which are entitled to vote with respect to all matters to be acted upon at the annual meeting (a total of 222,812,966 votes). Each such stockholder is entitled to one vote for each share of Common Stock such stockholder holds, and each holder of Preferred Stock of record is entitled to vote the largest number of whole shares of Common Stock into which such holder's shares of Preferred Stock could be converted.

         Our Bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Except as noted below, votes for and against, abstentions and "broker non-votes" will each be counted as present for purposes of determining the presence of a quorum.

         BROKER NON-VOTES. A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in "street name") but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors, increases in authorized common stock for general corporate purposes and ratification of auditors. Non-routine matters include amendments to stock plans and reverse stock splits.

         SOLICITATION OF PROXIES. We will bear the cost of soliciting proxies. In addition to soliciting stockholders by mail through our employees, we will request banks, brokers and other custodians, nominees and fiduciaries to solicit customers for whom they hold our stock and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation.

         VOTING OF PROXIES. All valid proxies received before the meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder's choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A stockholder giving a proxy has the power to revoke his or her proxy at any time before it is exercised by delivering to the Secretary of the Company a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         We have a classified Board of Directors (Board) consisting of three Class I directors, two Class II directors and three Class III directors, who will serve until the annual meeting of stockholders to be held in 2008, 2006 and 2007, respectively, and until their respective successors are dully elected and qualified. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire at the annual meeting dates.

         The terms of the Class II directors will expire on the date of the upcoming annual meeting. Accordingly, two persons are to be elected to serve as Class II directors of the Board at the meeting. Management's nominees for election by the stockholders to those two positions are the current Class II members of the Board, Robert Ellis and David Talbot. If elected, the nominees will serve as directors until our annual meeting of stockholders in 2009 and until their successors are elected and qualified. If any of the nominees declines or becomes unavailable to serve for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate.

         If a quorum is present and voting, the two nominees for Class II directors receiving the highest number of votes will be elected as Class II directors. Abstentions and broker non-votes have no effect on the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES NAMED ABOVE.

         This section sets forth information regarding the Company's nominations for directors to be elected at the upcoming annual meeting, and information concerning their ages as of March 31, 2006.

                                                                                                        Director
Name                                 Position With the Company                         Age               Since
----                                 -------------------------                         ---               -----
CLASS I DIRECTORS WHOSE TERM EXPIRES AT THE 2008 ANNUAL MEETING OF STOCKHOLDERS:

George Hirsch (1)                    Director                                           71               2003

John Warnock  (2)                    Director                                           65               2001

Deepak Desai (1)                     Director                                           47               2004

CLASS II DIRECTORS NOMINATED FOR ELECTION AT THE 2006 ANNUAL MEETING OF STOCKHOLDERS:

Robert Ellis (1)                     Director                                           70               2001

David Talbot                         Director, Chairman                                 54               1995

CLASS III DIRECTORS WHOSE TERM EXPIRES AT THE  2007 ANNUAL MEETING OF STOCKHOLDERS:

Elizabeth Hambrecht                  Director, President, Chief Executive               43               2003
                                     Officer

Robert McKay                         Director                                           42               2001

James Rosenfield (2)                 Director                                           77               1998

    (1)   Member of Audit Committee
    (2)   Member of Compensation Committee

The Board of Directors has determined that, other than Elizabeth Hambrecht, each of the members of the Board is an independent director.

DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

         ELIZABETH HAMBRECHT has served as Salon's Chief Executive Officer since February 2005 and Salon's President since October 2003. Previously, she served as Salon's Chief Financial Officer and Secretary from May 2003 until February 2005. From 1999 to March 2003, she was co-founder and Director of Asiacontent.com, an online media company focused on Asian markets. From 1997 to 2000 she was co-founder, Chief Financial Officer and Director of Boom.com, a Hong Kong-based online stock trading company. From 1992 to 1995 she was Executive Director at Goldman Sachs (Hong Kong) Ltd. From 1987 to 1992 she was Assistant Director at Barings Securities (Hong Kong) Ltd. Ms Hambrecht holds a Bachelor of Arts degree in History from Vassar College. She sits on the Board of Trustees of the San Francisco Friends School, the Asian Art Museum of San Francisco, and of KQED, a public broadcast company for Northern California.

         JOAN WALSH was appointed Editor-in-Chief in February 2005. From November 2004 through February 2005, she held the position of Senior Vice President - Editorial Operations. From November 2003 to November 2004, she served as Vice President Co-Managing Editor. From October 1999 to November 2003, she served as Vice President of News. Ms. Walsh served as Salon's News Editor from October 1998 to October 1999. Prior to joining Salon, Ms. Walsh was a freelance writer for approximately ten years and was a consultant to national and regional foundations including the Rockefeller Foundation, the Annie E Casey Foundation and the James Irvine Foundation. Ms. Walsh is currently a Board of Director of PolicyLink, a research and advocacy group. Ms. Walsh holds a Bachelor of Arts in History from the University of Wisconsin.

         CONRAD LOWRY, who had been serving as Controller since joining Salon in September 2000, was appointed Chief Financial Officer and Secretary in February 2005. Mr. Lowry served as Controller for Crescent Jewelers from November 1999 to September 2000. From 1998 to November 1999, he served as Controller for New York Transit, Inc. From 1997 to 1998 he served as Controller for Ariat International, Inc. From 1989 to 1997, he served as Assistant Controller - Finance and from 1987 to 1989, he served as a Senior Accountant for Fibreboard Corporation. From 1978 to 1987, he held various positions with Louisiana-Pacific Corporation including Accountant, Senior Accountant and Chief Accountant, a position he held for two years. Mr. Lowry holds Bachelor of Science degrees in Business Administration and Forestry from Humboldt State University.

         DAVID TALBOT co-founded Salon in 1995 and has served as its Chairman since April 1999. He served as Chief Executive Officer from 1995 through April 1999 and again from October 2003 through February 2005. He served as Editor-in-Chief from Salon's incorporation in 1995 through February 2005. From 1990 to 1995, Mr. Talbot was the Arts & Features editor for the San Francisco Examiner newspaper. Mr. Talbot has co-authored three books and written for numerous publications including The New Yorker, Rolling Stone and Playboy. He is currently writing a book about John and Robert Kennedy for Simon & Schuster. Mr. Talbot holds a Bachelor of Arts degree in Sociology from the University of California at Santa Cruz.

         ELIZABETH HAMBRECHT has served as Salon's Chief Executive Officer since February 2005 and Salon's President since October 2003. Previously, she served as Salon's Chief Financial Officer and Secretary from May 2003 until February 2005. From 1999 to March 2003, she was co-founder and Director of Asiacontent.com, an online media company focused on Asian markets. From 1997 to 2000, she was co-founder, Chief Financial Officer and Director of Boom.com, a Hong Kong-based online stock trading company. From 1992 to 1995, she was Executive Director at Goldman Sachs (Hong Kong) Ltd. From 1987 to 1992, she was Assistant Director at Barings Securities (Hong Kong) Ltd. Ms Hambrecht holds a Bachelor of Arts degree in History from Vassar College. She sits on the Board of Trustees of the San Francisco Friends School, the Asian Art Museum of San Francisco, and KQED, a public broadcast company for Northern California.

         DEEPAK DESAI has served as a Director of Salon since September 2004. He joined GlobalEnglish Corporation in June 2002 as its Chief Financial Officer and in December 2005 began serving as its President and Chief Executive Officer. From December 2001 to May 2002, Mr. Desai was the interim Chief Financial Officer for Pointcross, Inc., and from July 2001 to October 2001, he was the interim Co-Chief Executive Officer of Yesasia.com Ltd. From August 1999 to June 2001, Mr. Desai was the Chief Financial Officer of Asiacontent.com Ltd. From July 1987 to July 1999, Mr. Desai held various positions with Time Warner, Inc., including General Manager and Chief Financial Officer with Time Life Asia, Associate Business Manager, Financial Manager and Assistant Business Manager with Time Inc. and Senior Auditor with Time Warner Inc. Mr. Desai is a Certified

Public Accountant, received a Bachelor of Commerce in Accounting from the University of Bombay, India and an M.B.A. with a Finance emphasis from the Wharton School of Business of the University of Pennsylvania.

         ROBERT ELLIS has served as a Director of Salon since August 2001. He is an advisor, investor, and director of Internet companies. He currently serves on the board of VerticalResponse.com. From 1997 through 1999, he was the publisher, board member and early investor of XOOM.com (XMCM) that was merged with the National Broadcasting Company, Inc.'s Internet properties. He formerly served as President of eNature.com, a nature content site on the web. In 1996, he founded and produced Bonjour Paris, a travel destination site in France featured on America Online. Prior to that, he founded and owned Compact Publishing, for which he developed the TIME ALMANAC with Time Magazine. He formerly was a correspondent for Time Magazine. Mr. Ellis holds an M.A. degree in History from the University of Chicago and a B. A. in Philosophy from Yale University.

         GEORGE HIRSCH has served as a Director of Salon since April 2003. From 1978 to 1987, he was the founding publisher and President of The Runner magazine at which time it was merged into Runner's World. From 1987 until his retirement in 2004, he held various positions with Rodale, Inc., including Worldwide Publisher of Runner's World, Publishing Director of Men's Health, and Director of International Magazines. In 1973, he was founding publisher of New Times magazine and served as its President through 1979. In 1967, he was the founding publisher of New York magazine and served as its President through 1971. From 1962 through 1967, he held various positions with Time Inc. Mr. Hirsch holds a Masters in Business Administration from the Harvard University and a B.A. in History from Princeton University. He is the Chairman of the Board of the New York City Marathon (New York Roadrunners.)

         ROBERT MCKAY has served as a Director of Salon since August 2001. He has served as the President of the McKay Family Foundation since its inception in 1992, which supports community-based activist organizations working for long-term social and economic change. Mr. McKay is also the Managing Partner for the McKay Investment Group, which provides venture capital for early-stage technology and consumer product companies. He also serves actively on a number of corporate and foundation boards. Mr. McKay received his B.A. degree in Political Science and Sociology from Occidental College, and his M.A. in Social and Public Policy from the University of California, Berkeley.

         JAMES H. ROSENFIELD has served as a Director of Salon since 1998. Mr. Rosenfield has been the President of JHR & Associates, a media-consulting firm, since 1998. From 1994 to 1998, Mr. Rosenfield was Managing Director at the investment-banking firm of Veronis Suhler & Associates. From 1987 to 1994, he was Chairman and Chief Executive Officer of John Blair Communications, Inc., a television sales and syndication company. From 1965 to 1985, Mr. Rosenfield held various executive positions at CBS Corporation, a television broadcasting and media company, including Executive Vice President of the Broadcast Group. Mr. Rosenfield holds a B.A. degree in English from Dartmouth College.

         JOHN WARNOCK has served as a Director of Salon since August 2001. He was a founder of Adobe Systems and has been its Chairman of the Board since April 1989. Since September 1997, he has shared the position of Adobe Chairman of the Board with Charles M. Geschke. Dr. Warnock served as Chief Executive Officer of Adobe from 1982 through December 2000. Dr. Warnock received a Ph.D. in Electrical Engineering from the University of Utah. Dr. Warnock served as a Director for Knight Ridder, Inc., a publisher of news and information in digital and hard copy formats, until its sale in June 2006.


BOARD MEETINGS AND COMMITTEES

         The Board held five meetings during the fiscal year ended March 31, 2006. Other than Robert McKay and Jann Wenner, during the last fiscal year no Director attended fewer than 75% of the total number of meetings of the Board. On February 6, 2006, Jann Wenner resigned from the Board. The Board has an Audit Committee, a Compensation Committee, and a Nominating Committee. The Audit Committee held four meetings during the year ended March 31, 2006, and no member of such committee attended fewer than 75% of the total number of meetings. The Compensation Committee held one meeting during the last fiscal year which James Rosenfield and John Warnock attended. The Nominating Committee held no meetings during the last fiscal year.

         AUDIT COMMITTEE. The members of the Audit Committee as of March 31, 2006, were Deepak Desai, Robert Ellis and George Hirsch. Deepak Desai serves as Salon's financial expert as defined by the Securities and Exchange Commission.

         The functions of the Audit Committee include retaining our independent auditors, reviewing their independence, reviewing and approving the planned scope of our annual audit, reviewing and approving any fee arrangements with our auditors, overseeing their audit work, reviewing and pre-approving any non-audit services that may be performed by them, reviewing the adequacy of accounting and financial controls, reviewing our critical accounting policies and reviewing and approving any related party transactions.

         COMPENSATION COMMITTEE. James Rosenfield and John Warnock serve on the Compensation Committee.

          The Compensation Committee sets the salary and bonus earned by the Chief Executive Officer, reviews and approves salary and bonus levels for other executive officers. The Compensation Committee does not approve stock option grants to executive officers.

         NOMINATING COMMITTEE. The members of the Nominating Committee during the fiscal year ended March 31, 2006, were David Talbot, Elizabeth Hambrecht and Robert McKay. The Nominating Committee held no meetings during the fiscal year ended March 31, 2006. The responsibilities of the Nominating Committee include:

    o    Identification of qualified candidates to become Board members and CEO;
    o Selection of nominees for election as Directors at the next annual meeting of stockholders or any special meeting of stockholders at which Directors are to be elected;
    o    Selection of candidates to fill any vacancies on our Board.

COMMUNICATIONS WITH DIRECTORS

         Any stockholder may contact our Board or individual members of our Board by sending written communications to the care of the Corporate Secretary of our Company at Salon Media Group, Inc., 101 Spear Street, Suite 203, San Francisco, CA 94105. The Corporate Secretary of our Company will collect and forward all such communications, as appropriate, to our Board or specified Board member.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

         The Company does not have a policy requiring Board members' attendance at annual meeting.

COMMITTEE CHARTERS AND OTHER CORPORATE GOVERNANCE MATERIALS

         The Board has adopted a charter for the Audit Committee and the Compensation Committee described above. The Board has also adopted a Code of Conduct and Policy Regarding Reporting of Possible Violations, which can be found at our Website www.salon.com. Please note that the information on our Website is not incorporated by reference in this Proxy Statement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On October 10, 2000, Salon loaned its Chairman $75,179 with an agreed 6.3% annual interest rate with no due date. During the year ended March 31, 2006, $18,136 of interest and $27,163 of principal was repaid. As of March 31, 2006, $48,016 of the loan remains outstanding.

         During the year ended March 31, 2006, John Warnock, a Director of Salon, exercised the following outstanding warrants by payment in cash of the aggregate exercise price and received common stock of Salon:

     DATE             NUMBER             EXERCISE              CASH RECEIVED
   EXERCISED        OF SHARES         PRICE PER SHARE            BY SALON
---------------- ----------------- ---------------------- ----------------------
  5/31/2005            99,345           0.08979801                 8,921
  1/23/2006           150,000           0.04505918                 6,758

     DATE             NUMBER             EXERCISE              CASH RECEIVED
   EXERCISED        OF SHARES         PRICE PER SHARE            BY SALON
---------------- ----------------- ---------------------- ----------------------
(continued)
  1/23/2006           300,000           0.04168543                12,506
  1/23/2006           300,000           0.04168543                12,506
                 -----------------                        ----------------------
                      849,345                                     40,691
                 =================                        ======================

         Brian Dougherty, a former Director of Salon, exercised a warrant on May 17, 2005 for 25,000 shares of common stock for which Salon received $2,245. On July 20, 2005, Robert McKay, a Director of Salon, through the Elaine McKay Family Partnership, exercised a warrant for 58,423 shares of common stock for which Salon received $5,246. The Sarah and William Hambrecht Foundation, for which William Hambrecht and Elizabeth Hambrecht, Salon's CEO and President and daughter of William Hambrecht serve as Directors, exercised a warrant on July 22, 2005 for 40,107 shares of common stock for which Salon received $3,602.

         On each of February 7, 2006, March 7, 2006 and March 20, 2006, Ironstone Group, Inc. converted warrants for 300,000 shares of common stock to 262,450, 255,337 and 249,977 shares of common stock for which Salon received no cash. William Hambrecht has an ownership interest in Ironstone Group, Inc.

         On October 7, 2005, Michael O'Donnell, a former CEO and President of Salon, converted a warrant for 1,000,000 shares of common stock to 642,857 shares of common stock for which Salon received no cash.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.

         Based solely on the Company's review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, Directors and more than 10% stockholders were satisfied, except for a late reporting on Form 4 for sales of our common stock by David Talbot, Salon's Chairman, on August 15, 17 and 18, 2005, the Form 4 for which was filed on August 24, 2005.

EXECUTIVE COMPENSATION

         The following table sets forth information concerning the compensation during the fiscal years ended March 31, 2006, March 31, 2005, and March 31, 2004, of the Chief Executive Officer and the four other most highly compensated current and former executive officers.

                                               SUMMARY COMPENSATION TABLE

                                                               ANNUAL COMPENSATION        LONG TERM
                                                            -------------------------    COMPENSATION
                                                                                            AWARDS
                                                                                        --------------
                                                                                           SECURITIES
                                                                                           UNDERLYING       ALL OTHER
       NAME AND PRINCIPAL POSITION                YEAR         SALARY        BONUS(1)       OPTIONS       COMPENSATION
---------------------------------------------  ---------  --------------  ------------  --------------  ----------------
David Talbot.................................     2006       $ 95,000       $     --               --       $     --
   Chairman                                       2005       $177,860       $     --        5,000,000       $     --
                                                  2004       $191,250       $     --               --       $     --

Elizabeth Hambrecht..........................     2006       $159,122       $     --               --       $     --
   President and Chief Executive Officer          2005       $132,891       $     --        2,500,000       $     --
                                                  2004       $130,000       $     --               --       $     --


                                                           7

                                                               ANNUAL COMPENSATION        LONG TERM
                                                            -------------------------    COMPENSATION
                                                                                            AWARDS
                                                                                        --------------
                                                                                           SECURITIES
                                                                                           UNDERLYING       ALL OTHER
       NAME AND PRINCIPAL POSITION                YEAR         SALARY        BONUS(1)       OPTIONS       COMPENSATION
---------------------------------------------  ---------  --------------  ------------  --------------  ----------------
(continued)
Joan Walsh...................................     2006       $159,122       $     --               --       $     --
   Editor-In-Chief                                2005       $132,891       $     --        2,000,000       $     --
                                                  2004       $115,000       $     --               --       $     --

Conrad Lowry.................................     2006       $130,000       $     --               --       $     --
   Chief Financial Officer and Secretary          2005       $109,652       $     --        1,500,000       $     --
                                                  2004       $106,250       $     --               --       $     --

Melissa Barron(2)............................     2006       $ 86,667       $ 21,300               --       $     --
   (Former) Senior Vice President - Sales         2005       $130,000       $ 50,440        1,000,000       $     --
                                                  2004       $130,000       $ 33,527               --       $     --

    (1)  Bonuses are principally based on performance and are shown in the year earned.
    (2)  Ceased being an officer on February 15, 2006. Salary amount includes $21,667 regular pay and severance of $65,000 to be paid in next fiscal year.

STOCK OPTIONS GRANTED IN FISCAL 2006

         None of the individuals named in the Summary Compensation Table received any option grants during the year ended March 31, 2006.

OPTION EXERCISES AND FISCAL 2006 YEAR-END VALUES

         The following table sets forth information concerning unexercised options to purchase our Common Stock held as of March 31, 2006, by the persons named in the Summary Compensation Table.

                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                            OPTIONS AT FISCAL         IN-THE-MONEY OPTIONS
                                                               YEAR END(2)            AT FISCAL YEAR END(1)
                                                       --------------------------  --------------------------
                             SHARES
                           ACQUIRED ON      VALUE
         NAME               EXERCISE       REALIZED    EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
------------------------   -----------   -----------   -----------  -------------  -----------  -------------
David Talbot ...........       100,000   $     7,047     5,846,884            --   $   589,250   $        --
Elizabeth Hambrecht ....            --            --     2,500,000            --   $   275,000   $        --
Joan Walsh .............            --            --     2,205,713            --   $   233,750   $        --
Conrad Lowry ...........            --            --     1,595,491            --   $   171,350   $        --
Melissa Barron .........            --            --       475,144       500,000   $    45,650   $    55,000

(1) Based on a closing price of Salon's common stock on March 31, 2006, of $0.25 per share as reported on the Over-The-Counter (OTC) Bulletin Board and is net of the exercise price of such options.
(2) Other than options granted in February 2005, Salon's stock options generally vest one-fourth on the first anniversary of the date of grant and 1/48 per month thereafter for each full month of the optionee's continuous employment by Salon. Of the options granted in February 2005, 50% vested on the date of grant and 50% vested one year from the date of grant. All options are exercisable only to the extent vested.

COMPENSATION OF DIRECTORS

         The independent Directors of Salon received no cash compensation for serving as a Director during the year ended March 31, 2006. In May 2005, George Hirsch, James Rosenfield and Jann Wenner, in consideration of their serving as Directors, each received options to purchase 650,000 shares of common stock at an exercise price of $0.26 per share. Of the options granted, 50% vested on the date of grant and 50% vested in February 2006, with the exception of those granted to Jann Wenner, who resigned as a Director prior to full vesting of the option grant.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         No employment contracts or termination of employment and change-in-control arrangements exist as of March 31, 2006, for the persons named in the Summary Compensation Table. Subsequent to March 31, 2006, Salon entered into a separation agreement with Melissa Barron, who ceased serving as an officer of Salon in February 2006.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         None of Salon's executive officers has served as a member of the compensation committee or board of directors of any other entity that has an executive officer serving as a member of Salon's Board of Directors.

EQUITY COMPENSATION PLAN INFORMATION

         The following table provides information about Salon's common stock that may be issued upon the exercise of options, warrants and rights under all of Salon's existing equity compensation plans as of March 31, 2006, including the Salon Internet, Inc. 1995 Stock Option Plan, the Salon Media Group, Inc. 2004 Stock Plan, the Salon Media Group, Inc. Non-Plan Stock Agreement and the 1999 Employee Stock Purchase Plan.

------------------------------------------------------------------------------------------------------------------
         PLAN CATEGORY             NUMBER OF SECURITIES TO       WEIGHTED-AVERAGE        NUMBER OF SECURITIES
                                   BE ISSUED UPON EXERCISE      EXERCISE PRICE OF      REMAINING AVAILABLE FOR
                                   OF OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,     FUTURE ISSUANCE UNDER
                                     WARRANTS AND RIGHTS       WARRANTS AND RIGHTS       EQUITY COMPENSATION
                                                                                           PLANS, EXCLUDING
                                                                                       SECURITIES REFLECTED IN
                                                                                              COLUMN (a)

                                             (a)                       (b)                       (c)
------------------------------------------------------------------------------------------------------------------
Equity compensation plans               30,537,781 (1)                $0.31                 17,781,797 (2)
approved by security
holders
------------------------------------------------------------------------------------------------------------------

Equity compensation plans                1,000,000                    $0.14                     None
not approved by security
holders
                                ----------------------------------------------------------------------------------
Total                                   31,537,781                     N/A                  17,781,797
------------------------------------------------------------------------------------------------------------------

    (1) Includes 2,623,724 shares issuable under the terminated Salon Internet, Inc. 1995 Stock Option Plan and 27,914,057 shares issuable under the Salon Media Group, Inc. 2004 Stock Plan.
    (2) Includes 17,364,272 shares available from the Salon Media Group, Inc. 2004 Stock Plan, and 417,525 shares available from the Salon.com, Inc. 1999 Employee Stock Purchase Plan (which was suspended March 1, 2001).


EQUITY COMPENSATION PLANS NOT APPROVED BY SECURITY HOLDERS

         In February 2005, Salon entered into a Non-Plan Stock Agreement with its Chairman, pursuant to which Salon granted such person non-qualified options to purchase 1,000,000 shares of common stock at an exercise price of $0.14 per share. Such option grant did not receive stockholder approval. 50% of the shares subject to the option vested on the date of grant and 50% of the shares subject to the option vested in February 2006.

                                 PROPOSAL NO. 2
              RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

         The Audit Committee of the Board of Directors of the Company has selected Burr, Pilger & Mayer LLP as its independent registered public accounting firm to audit the consolidated financial statements of the Company for the fiscal year ending March 31, 2007. Burr, Pilger & Mayer LLP has served as our independent registered public accounting firm since November 14, 2003. Prior to November 14, 2003, PricewaterhouseCoopers LLP served as our independent registered public accounting firm. On October 30, 2003, PricewaterhouseCoopers LLP declined to stand for reappointment as our independent registered public accounting firm and concluded their services after the filing of our Form 10-Q for the quarter ended September 30, 2003, which occurred on November 13, 2003.

         A representative of Burr, Pilger & Mayer LLP is expected to be present at the annual meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

AUDIT FEES

         Audit fees incurred by the Company from Burr, Pilger & Mayer LLP for the years ended March 31, 2004, March 31, 2005 and March 31, 2006 were $55,665, $66,995 and $72,585 respectively. Audit fees incurred by the Company from PricewaterhouseCoopers LLP for the years ended March 31, 2004 and March 31, 2005 were $28,500 and $1,000. Audit fees were the only fees incurred from Burr, Pilger & Mayer LLP and PricewaterhouseCoopers LLP.

         During the year ended March 31, 2006, all audit fees were pre-approved by the Audit Committee. Audit fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided in connection with statutory and regulatory filings or engagements.

         The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval. For the fiscal year ended March 31, 2006, all fees paid to Burr, Pilger & Mayer LLP were solely for audit-related purposes and no other fees were paid to them.

VOTE REQUIRED AND BOARD OF DIRECTORS RECOMMENDATION

         If a quorum is present, approval of this Proposal requires the affirmative vote of a majority of the votes represented by the outstanding shares of Salon's Common Stock and Series A, B, C and D Preferred Stock represented in person or by proxy. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present. Abstentions will have the same effect as a negative vote on this proposal and broker non-votes will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF BURR, PILGER & MAYER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2007.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding the beneficial ownership of Common Stock and Common Stock equivalents of Salon as of October 30, 2006 (a) by each stockholder who is known by Salon to be the beneficial owner of more than 5% of the outstanding Common Stock and Common Stock equivalents or the combined total voting power of all classes of capital stock of Salon on a fully diluted, as converted basis, (b) by each director and nominee, (c) by the Chief Executive Officer and the other four most highly compensated executive officers serving on March 31, 2006 (the "Named Executive Officers"), and (d) by all executive officers and Directors of Salon as a group.

                                                                             AMOUNT AND
                                                                             NATURE OF
                                                                             BENEFICIAL                PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER (1)                                    OWNERSHIP (2)            OF CLASS (3)
-------------------------------------------------------------------     ----------------------    ----------------
William R. Hambrecht (4)                                                      49,448,952                61.1%
Shea Ventures LLC (5)                                                         23,857,736                39.9%
Adobe Systems Incorporated (6)                                                 9,991,331                22.0%
Octavia LLC (7)                                                                7,172,188                16.1%
Constellation Venture Capital (8)                                              3,339,999                 8.3%
US Small Business Administration, Receiver for WAV, LP (9)                     2,969,723                 7.9%
Nancy & Timothy Armstrong  (10)                                                3,103,535                 7.6%
HVS Boxers, LLC (11)                                                           2,630,268                 6.6%

EXECUTIVE OFFICERS AND DIRECTORS
John Warnock (12)                                                             93,052,305                76.0%
Jann Wenner (13)                                                               7,600,000                16.8%
Robert McKay (14)                                                              6,495,304                14.8%
David Talbot (15)                                                              5,854,615                13.5%
Elizabeth Hambrecht (16)                                                       3,195,000                 7.8%
Joan Walsh (17)                                                                2,205,713                 5.5%
Conrad Lowry (18)                                                              1,595,491                 4.1%
James Rosenfield (19)                                                            771,750                 2.0%
George Hirsch (20)                                                               664,653                 1.7%
Robert Ellis (21)                                                                550,000                 1.4%
Deepak Desai (22)                                                                500,000                 1.3%
All executive officers and Directors as a group (11 persons)                 122,524,831                80.8%

 (1) The address for all beneficial owners is c/o Salon Media Group, Inc., 101 Spear Street, Suite 203, San Francisco, CA 94105.

 (2) Unless otherwise noted, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock and Common Stock equivalents shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table.

 (3) Calculated on the basis of 37,657,962 shares of Common Stock outstanding as of October 30, 2006, shares of Common Stock underlying options exercisable within sixty (60) days of October 30, 2006, shares of Common Stock that a shareholder has the right to acquire upon conversion of shares of Series A, B, C, and D Preferred Stock, and currently exercisable warrants to acquire shares of Common Stock are deemed outstanding for purposes of calculating the beneficial ownership of Common Stock of the holders of such options and warrants, as applicable, on a stand-alone basis, without considering the ownership interest of other stockholders.

 (4) Mr. William Hambrecht directly owns 2,264,129 shares of Common Stock, 11,290,938 shares of Common Stock upon conversion of 189 shares of Series C Preferred Stock and upon conversion of 626 shares of Series D Preferred Stock, and warrants to purchase 533,930 shares of Common Stock. Mr. Hambrecht has an ownership interest in WR Hambrecht + Co., LLC and WR Hambrecht + Co., Inc. (together the "Hambrecht Entities") and is the Chairman and Chief Executive Officer of those entities. Elizabeth Hambrecht, Salon's President and Chief Executive Officer, has an ownership interest in the Hambrecht Entities. The Hambrecht Entities jointly own 1,260,000 shares of Common Stock, 5,792,968 shares of Common Stock upon conversion of 50 shares of Series A Preferred Stock and 189 shares of Series C Preferred Stock, and a warrant to purchase 300,000 shares of Common Stock. Includes amounts owned by The Sarah & William Hambrecht Foundation, of which William and Elizabeth Hambrecht serve as Directors and have voting rights. The Sarah & William Hambrecht Foundation directly owns 640,107 shares of Common Stock and 5,179,452 shares of Common Stock upon conversion of 75 shares of Series A Preferred Stock and of 108 shares of Series C Preferred Stock. Includes 415,653 shares of Common Stock held by HAMCO Capital and 3,312,373 shares of Common Stock that HAMCO Capital has the right to acquire upon conversion of 127 shares of Series C Preferred Stock and upon conversion of 63 shares of Series D preferred stock. Mr. Hambrecht and Elizabeth Hambrecht, both have an ownership interest in HAMCO Capital. Includes 1,599,402 shares of Common Stock held by Ironstone Group, Inc. and 16,860,000 shares of Common Stock that Ironstone Group, Inc. has the right to acquire upon conversion of 843 shares of Series C Preferred Stock. Mr. Hambrecht has an ownership interest in Ironstone Group, Inc. William and Elizabeth Hambrecht disclaim beneficial ownership of the shares of Salon's Common Stock or shares of Common Stock upon conversion of shares of Preferred Stock, held directly by the Hambrecht Entities and HAMCO Capital other than their proportionate ownership interest. William Hambrecht disclaims beneficial ownership of the shares of Salon's Common Stock or shares of Common Stock upon conversion of shares of Preferred Stock, held directly by Ironstone Group, Inc. other than his proportionate ownership interest.

 (5) Consists of 1,425,315 shares of Common Stock held by the stockholder, 18,972,421 shares of Common Stock that the stockholder has the right to acquire upon conversion of 125 shares of Series A Preferred Stock, upon conversion of 697 shares of Series C Preferred Stock and 600,000 shares of Common Stock issuable upon exercise of immediately exercisable warrant. Includes the holdings of Edward Shea, the Manager of the stockholder, of 300,000 shares of Common Stock and 2,560,000 shares of Common Stock the stockholder has the right to acquire upon conversion of 128 shares of Series C Preferred Stock. Edward Shea is a Director of Ironstone Group, Inc. mentioned under item (4).

 (6) Consists of 2,187,594 shares of Common Stock held by the stockholder, 6,247,750 shares of Common Stock that the stockholder has the right to acquire upon conversion of 125 shares of Series B Preferred Stock and 1,555,987 shares of Common Stock issuable upon exercise of immediately exercisable warrants. Salon Director John Warnock is the co-Chairman of the stockholder and disclaims beneficial ownership of the shares held by the stockholder.

 (7) Consists of 356,107 shares of Common Stock held by the stockholder and 6,816,081 shares of Common Stock that the stockholder has the right to acquire upon conversion of 62 shares of Series A Preferred Stock and upon conversion of 216 shares of Series C Preferred Stock.

 (8) Consists of 661,702 shares of Common Stock held by Constellation Venture Capital, LP and 141,957 shares held by Constellation Venture Offshore, LP. Includes 2,093,487 shares of Common Stock that Constellation Venture Capital LP has the right to acquire upon conversion of 52 shares of Series A Preferred Stock and 442,853 shares of Common Stock that Constellation Venture Capital Offshore, LP has the right to acquire upon conversion of 11 shares of Series A Preferred Stock.

 (9) Consists of 2,969,723 shares of Common Stock held by the named stockholder.

(10) Consists of 2,699,019 shares of Common Stock that the stockholder has the right to acquire upon conversion of 209 shares of Series D Preferred Stock and 404,516 shares of Common Stock issuable upon exercise of an immediately exercisable warrant.

(11) Consists of 134,187 shares of Common Stock held by the stockholder and 2,496,081 shares of Common Stock that the stockholder has the right to acquire upon conversion of 62 shares of Series A Preferred Stock. Mr. Fuchs served as a Director of Salon until September 2003.

(12) Consists of 8,208,533 shares of Common Stock held by the Director, 83,029,008 shares of Common Stock that the stockholder has the right to acquire upon conversion of 125 shares of Series A Preferred Stock, upon conversion of 3,474 shares of Series C Preferred Stock, upon conversion of 707 shares of Series D preferred stock and 1,274,764 shares of Common Stock issuable upon exercise of immediately exercisable warrants. Includes 540,000 shares subject to options that may be exercised within sixty (60) days of October 30, 2006.

(13) Consists of 5,000,000 shares of Common Stock that Wenner Media LLC has the right to acquire upon conversion of 250 shares of Series C Preferred Stock and 2,600,000 shares of Common Stock issuable upon exercise of an immediately exercisable warrant. Mr. Wenner, the Chairman and President of Wenner Media LLC, disclaims beneficial ownership of the shares of Salon's Common Stock equivalents held directly by Wenner Media LLC other than his proportionate ownership interest. Mr. Wenner resigned as a Director in February 2006.

(14) Consists of 156,800 shares of Common Stock held by the McKay Investment Group and 2,496,081 shares of Common Stock that the stockholder has the right to acquire upon conversion of 62 shares of Series A Preferred Stock. Includes 58,423 shares of Common Stock held by the Elaine McKay Family Partnership and 3,160,000 shares of Common Stock that the stockholder has the right to acquire upon conversion of 158 shares of Series C Preferred Stock. Includes 84,000 shares of Common Stock held by the Robert McKay Family Partnership. Mr. McKay is the Managing Partner of the McKay Investment Group, the Elaine McKay Family Partnership and the Robert McKay Family Partnership. Includes 540,000 shares subject to options that may be exercised within sixty (60) days of October 30, 2006 by Mr. McKay.

(15) Consists of 7,731 shares of Common Stock, of which 2,577 shares are held by Camille Peri, Mr. Talbot's spouse, and 5,154 shares held in trust for the benefit of Mr. Talbot's children. Mr. Talbot disclaims beneficial ownership of the shares held individually by his spouse and in trust for his children. Includes 5,846,884 shares subject to options that may be exercised within sixty (60) days of October 30, 2006.

(16) Consists of 75,000 shares of Common Stock and 620,000 shares of Common Stock that the Officer has the right to acquire upon conversion of 31 shares of Series C Preferred Stock. Includes 2,500,000 shares subject to options that may be exercised within sixty (60) days of October 30, 2006. Excludes her proportional beneficial ownership of amounts owned by the Hambrecht Entities and HAMCO Capital described in footnote (4).

(17) Consists of 2,205,713 shares subject to options that may be exercised within sixty (60) days of October 30, 2006.

(18) Consists of 1,595,491 shares subject to options that may be exercised within sixty (60) days of October 30, 2006.

(19) Consists of 771,750 shares subject to options that may be exercised within sixty (60) days of October 30, 2006.

(20) Consists of 14,653 shares of Common Stock held by the Director and 650,000 shares subject to options that may be exercised within sixty (60) days of October 30, 2006.

(21) Consists of 10,000 shares of Common Stock held by the Director and 540,000 shares subject to options that may be exercised within sixty (60) days of October 30, 2006.

(22) Consists of 500,000 shares subject to options that may be exercised within sixty (60) days of October 30, 2006.

SERIES A PREFERRED STOCK

         The following table sets forth information regarding the beneficial ownership of Salon's Series A Preferred Stock as of October 30, 2006 (a) by each stockholder who is known by Salon to be the beneficial owner of more than 5% of the outstanding shares of Series A Preferred Stock, (b) by each director and nominee, (c) by the Named Executive Officers, and (d) by all current executive officers and Directors of Salon as a group.

                                                                    AMOUNT AND
                                                                     NATURE OF
                                                                    BENEFICIAL              PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER (1)                             OWNERSHIP             OF CLASS
-----------------------------------------------------------    --------------------    ----------------
William R. Hambrecht (2)                                                125                  18.3%
John Warnock (3,6)                                                      125                  18.3%
Shea Ventures LLC (3)                                                   125                  18.3%
Constellation Venture Capital (4)                                        63                   9.2%
McKay Investment Group (5,6)                                             62                   9.1%
Octavia LLC (5)                                                          62                   9.1%
HVS Boxers, LLC (5)                                                      62                   9.1%
All executive officers and Directors as a group (2 persons)             187                  27.4%

(1) Unless otherwise noted, the persons named in the table above have sole voting and investment power with respect to all shares of Preferred Stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. The address for each beneficial owner is c/o Salon Media Group, Inc., 101 Spear Street, Suite 203, San Francisco, CA 94105.

(2) Includes 75 shares held by the Sarah & William Hambrecht Foundation that are convertible into 3,019,452 shares of Common Stock, subject to adjustment. William Hambrecht and his daughter Elizabeth Hambrecht, Salon's CEO and President, are Directors of the Sarah & William Hambrecht Foundation. Also includes 50 shares held by WR Hambrecht + Co. LLC that are convertible into 2,012968 shares of Common Stock, subject to adjustment. Elizabeth Hambrecht has an ownership interest in WR Hambrecht + Co. LLC.

(3) Shares held by the named stockholder are convertible into 5,032,421 shares of Common Stock, subject to adjustment.

(4) Includes 52 shares held by Constellation Venture Capital, LP that are convertible to 2,093,487 shares of Common Stock and 11 shares held by Constellation Venture Capital (Offshore), LP that are convertible to 442,853 shares of Common Stock, all subject to adjustment.

(5) Shares held by the named stockholder are convertible into 2,496,081 shares of Common Stock, subject to adjustment.

(6) Director or related to Director. Except as indicated in the table above, no other Director or Named Executive Officer beneficially owns shares of Series A Preferred Stock.

SERIES B PREFERRED STOCK

         The following table sets forth information regarding the beneficial ownership of Salon's Series B Preferred Stock as of October 30, 2006 (a) by each stockholder who is known by Salon to be the beneficial owner of more than 5% of the outstanding shares of Series B Preferred Stock, (b) by each director and nominee, (c) by the Named Executive Officers, and (d) by all executive officers and Directors of Salon as a group.

                                                             AMOUNT AND
                                                              NATURE OF
                                                             BENEFICIAL              PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER (1)                      OWNERSHIP             OF CLASS
---------------------------------------------------     --------------------    ----------------
Adobe Systems Inc. (2)                                           125                 100.0%
All executive officers and directors as a group (3)                0                   0.0%

(1) Unless otherwise noted, the persons named in the table above have sole voting and investment power with respect to all shares of Preferred Stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. The address for each beneficial owner is c/o Salon Media Group, Inc., 101 Spear Street, Suite 203, San Francisco, CA 94105.

(2) Shares held by the named stockholder are convertible into 6,247,750 shares of Common Stock, subject to adjustment.

(3) No Director or Named Executive Officer beneficially owns shares of Series B Preferred Stock. However, Salon Director John Warnock is the Co-Chairman of the Board of Adobe Systems Inc. and disclaims beneficial ownership of the shares of Series B Preferred stock held by Adobe Systems Inc.

SERIES C PREFERRED STOCK

         The following table sets forth information regarding the beneficial ownership of Salon's Series C Preferred Stock as of October 30, 2006 (a) by each stockholder who is known by Salon to be the beneficial owner of more than 5% of the outstanding shares of Series C Preferred Stock, (b) by each director and nominee, (c) by the Named Executive Officers, and (d) by all current executive officers and directors of Salon as a group.

                                                                    AMOUNT AND
                                                                     NATURE OF
                                                                    BENEFICIAL              PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER (1)                             OWNERSHIP             OF CLASS
-----------------------------------------------------------    --------------------    ----------------
John Warnock (2,8)                                                     3,474                 52.8%
William R. Hambrecht (3,8)                                             1,456                 22.1%
Shea Ventures LLC (4)                                                    825                 12.5%
Wenner Media LLC (5,8)                                                   250                  3.8%
Elaine McKay Family Partnership (6,8)                                    158                  2.4%
Elizabeth Hambrecht (7,8)                                                 31                    *%
All executive officers and directors as a group (4 persons)            3,913                 59.5%

* Less than 1%.

(1) Unless otherwise noted, the persons named in the table above have sole voting and investment power with respect to all shares of Preferred Stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. The address for each beneficial owner is c/o Salon Media Group, Inc., 101 Spear Street, Suite 203, San Francisco, CA 94105.

(2) Shares held by the named stockholder are convertible into 69,480,000 shares of Common Stock, subject to adjustment.

(3) William Hambrecht has an ownership interest in WR Hambrecht + Co., LLC and WR Hambrecht + Co., Inc. (together the "Hambrecht Entities") and is the Chairman and Chief Executive Officer of those entities. Elizabeth Hambrecht, Salon's President and Chief Executive Officer, has an ownership interest in the Hambrecht Entities. Includes 189 shares held by the Hambrecht Entities that are convertible to 3,780,000 shares of Common Stock, subject to adjustment, 189 shares held by a trust of William Hambrecht that are convertible to 3,780,000 shares of Common Stock, subject to adjustment, and 108 shares held by the Sarah & William Hambrecht Foundation that are convertible to 2,160,000 shares of Common Stock, subject to adjustment. William and Elizabeth Hambrecht are Directors and have voting rights in the Sarah & William Hambrecht Foundation. Includes 127 shares held by HAMCO Capital that are convertible to 2,540,000 shares of Common Stock, subject to adjustment. Mr. Hambrecht and Elizabeth Hambrecht, both have an ownership interest in HAMCO Capital. Includes 843 shares held by Ironstone Group, Inc. that are convertible to 16,860,000 shares of Common Stock, subject to adjustment. Mr. Hambrecht has an ownership interest in Ironstone Group, Inc. Mr. Hambrecht disclaims beneficial ownership of the shares held directly by HAMCO Capital Corporation and Ironstone Group, Inc., other than his proportionate ownership interest. Ms. Hambrecht disclaims beneficial ownership of the shares held directly by the Hambrecht Entities and HAMCO Capital Corporation, other than her proportionate ownership interest. Excludes 825 shares held by or controlled by Edward Shea that are convertible into 16,500,000 shares of Common Stock, subject to adjustment mentioned under item (4). Mr. Shea is a Director of Ironstone Group, Inc.

(4) Includes 697 shares held by the named stockholder that are convertible into 13,940,000 shares of Common Stock, subject to adjustment. Includes the holdings of Edward Shea of 128 shares that are convertible into 2,560,000 shares of Common Stock, subject to adjustment. Mr. Edward Shea is the Manager of Shea Ventures LLC.

(5) Shares held by the named stockholder are convertible into 5,000,000 shares of Common Stock, subject to adjustment. Jann Wenner, who served as a Director until February 2006, has an ownership interest in and is the Chairman and President of Wenner Media LLC. Mr. Wenner disclaims beneficial ownership of the shares held directly by Wenner Media LLC other than his proportionate ownership interest.

(6) Shares held by the named stockholder are convertible into 3,160,000 shares of Common Stock, subject to adjustment. Mr. McKay is the Managing Partner of the named stockholder. Mr. McKay disclaims beneficial ownership of the shares held directly by the Elaine McKay Family Partnership other than his proportionate ownership interest.

(7) Shares held by the named stockholder are convertible into 620,000 shares of Common Stock, subject to adjustment. The stockholder is the President and Chief Executive Officer of the registrant.

(8) Current director or related to director. Except as indicated in the table above, no other director or Named Executive Officer beneficially owns shares of Series C Preferred Stock. Includes 250 shares held by Wenner Media LLC, as its Chairman and President Mr. Wenner served as a Director of Salon until February 2006.

SERIES D PREFERRED STOCK

         The following table sets forth information regarding the beneficial ownership of Salon's Series D-1, D-2, D-3 and D-4 Preferred Stock (the "Series D Preferred Stock") as of October 30, 2006 (a) by each stockholder who is known by Salon to be the beneficial owner of more than 5% of the outstanding shares of Series D Preferred Stock, (b) by each director and nominee, (c) by the Named Executive Officers, and (d) by all current executive officers and directors of Salon as a group.

                                                                       AMOUNT AND
                                                                        NATURE OF
                                                                       BENEFICIAL              PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                                 OWNERSHIP             OF CLASS
--------------------------------------------------------------    --------------------    ----------------
John Warnock (2)                                                           707                  43.5%
William R. Hambrecht (4)                                                   689                  42.4%
Nancy & Timothy Armstrong (3)                                              209                  12.9%
All executive officers and directors as a group (1 person) (2)             707                  43.5%

(1) Unless otherwise noted, the persons named in the table above have sole voting and investment power with respect to all shares of Preferred Stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. The address for each beneficial owner is c/o Salon Media Group, Inc., 101 Spear Street, Suite 203, San Francisco, CA 94105.

(2) Shares held by the named stockholder, who is a Director of Salon, are convertible into 8,516,587 shares of Common Stock, subject to adjustment.

(3) Shares held by the named stockholder are convertible into 2,699,019 shares of Common Stock, subject to adjustment.

(4) Mr. Hambrecht is the father Elizabeth Hambrecht, Salon's President and Chief Executive Officer. Includes 626 shares held by a trust of the stockholder that are convertible to 7,510,938 shares of common stock, subject to adjustment. Includes 63 shares held by HAMCO Capital Corporation that are convertible to 772,373 shares of common stock, subject to adjustment. Mr. Hambrecht and Elizabeth Hambrecht, both have an ownership interest in HAMCO Capital. Mr. Hambrecht disclaims beneficial ownership of the shares held directly by HAMCO Capital Corporation other than his proportionate ownership interest. Ms. Hambrecht disclaims beneficial ownership of the shares held directly by HAMCO Capital Corporation other than her proportionate ownership interest.

                      REPORT OF THE COMPENSATION COMMITTEE

OVERVIEW

         The Charter of the Compensation Committee of the Board of Directors stipulates that it be comprised of at least two non-employee members of the Company's Board of Directors. The Compensation Committee during the fiscal year ended March 31, 2006, was comprised of James H. Rosenfield and John Warnock.

COMPENSATION POLICY

         The goals of the Company's compensation policy are to attract, retain and reward executive officers who contribute to the overall success of the Company by offering compensation that is competitive in the industry, to motivate executives to achieve the Company's business objectives and to align the interests of officers with the long-term interests of stockholders. The Company currently uses salary and stock options to meet these goals and contemplates inclusion of bonus compensation in the next fiscal year.

FORMS OF COMPENSATION

         The Company provides its executive officers with a compensation package consisting of base salary and incentive bonuses, and participation in benefit plans generally available to other employees. In setting total compensation, the Compensation Committee considers individual and Company performance, as well as market information regarding compensation paid by other companies in the Company's industry.

         BASE ANNUAL SALARY. Salaries for executive officers are initially set based on negotiation with individual executive officers at the time of recruitment and with reference to salaries for comparable positions in the Internet media industry for individuals of similar education and background to the executive officers being recruited. The Company also gives consideration to the individual's experience, reputation in his or her industry and expected contributions to the Company. Salaries are generally reviewed annually by the Compensation Committee and are subject to increases based on (i) the Compensation Committee's determination that the individual's level of contribution to the Company has increased since his or her last salary review and (ii) increases in competitive pay levels.

         BONUSES. It is the policy of the Company that a substantial component of each officer's potential annual compensation takes the form of a performance-based bonus. Either the Compensation Committee determines bonus payments to officers, other than the Chief Executive Officer, or the entire Board of Directors, in consultation with the Chief Executive Officer, based on the financial performance of the Company and the achievement of the officer's individual performance objectives. The Compensation Committee or the entire Board of Directors determines the Chief Executive Officer's bonus, without participation by the Chief Executive Officer, based on the same factors.

2006 COMPENSATION

         The compensation for the Chief Executive Officer and other executive officers for its 2006 fiscal year was set according to the Company's established compensation policy described above. Effective October 20, 2005, the base annual salaries of Elizabeth Hambrecht, the Company's Chief Executive Officer and President, and Joan Walsh, the Company's Editor-in-Chief, were each increased by 13.3% to $170,000.

         Due to budgetary constraints and operating losses, no bonuses were paid to the executive officers for the year ended March 31, 2006. One Compensation Committee meeting was held during the 2006 fiscal year.



                                                   By the Compensation Committee
                                                             James H. Rosenfield
                                                                    John Warnock

                          REPORT OF THE AUDIT COMMITTEE

          The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Our independent auditors, Burr, Pilger & Mayer LLP are responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles of the United States of America.

         The Audit Committee consists of three Directors, each of whom, in the judgment of the Board, is an independent Director. The Audit Committee acts pursuant to a written charter that has been adopted by the Board of Directors.

         The Audit Committee has discussed and reviewed with the auditors all matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee has met with Burr, Pilger & Mayer LLP, with and without management present, to discuss the overall scope of its audit, the results of its examinations, its evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

         The Audit Committee has received from the auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors' independence.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in Salon Media Group, Inc.'s Annual Report on Form 10-K, as amended, for the fiscal year ended March 31, 2006.

                                                          By the Audit Committee
                                                          Deepak Desai
                                                          Robert Ellis
                                                          George Hirsch

                        COMPARISON OF STOCKHOLDER RETURN

         The following graph shows a comparison of cumulative returns of our Common Stock, the Nasdaq Stock Market (United States) Index, our self determined peer group index on March 31, 2001 and at the end of the fiscal years 2002 through 2006. The graph assumes an investment of $100 in each of the Company's Common Stock and index, and that all dividends have been reinvested. No cash dividends have been declared on our Common Stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.



                             [COMPARISON GRAPH HERE]



                                                         Cumulative Total Return; Fiscal Year Ending March 31,
                                               ----------------------------------------------------------------------
                                                   2001        2002        2003        2004       2005        2006
                                                   ----        ----        ----        ----       ----        ----
SALON MEDIA GROUP INC.                           100.00       48.00       19.17       44.80      86.40       80.00
NASDAQ STOCK MARKET (U.S.)                       100.00      103.60       77.18      113.60     114.14      135.05
PEER GROUP                                       100.00      108.99      129.55      266.94     361.82      358.01


Companies in the Self-Determined Peer Group:
CNET Network, Inc.                  Thestreet.com, Inc.
iVillage, Inc.                      Valueclick, Inc.
Planetout, Inc.                     Yahoo, Inc.
Realnetworks, Inc.

                      STOCKHOLDER PROPOSALS TO BE PRESENTED
                             AT NEXT ANNUAL MEETING


         Stockholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a stockholder proposal to be included in our proxy materials for the 2007 annual meeting, the proposal must be received at our principal executive offices, addressed to the Secretary, no later than July 9, 2007. Stockholder business that is not intended for inclusion in our proxy materials may be brought before the annual meeting so long as we receive notice of the proposal as specified by our Bylaws, addressed to the Secretary at our principal executive offices at 101 Spear Street, Suite 203, San Francisco, CA, no later than July 9, 2007.

                          TRANSACTION OF OTHER BUSINESS

         At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the 2006 Annual Meeting of Stockholders of the Company other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.


                                           By Order of the Board of Directors


                                           /s/ Conrad Lowry
                                           -------------------------------------
                                           CONRAD LOWRY
                                           CHIEF FINANCIAL OFFICER AND SECRETARY


November 6, 2006

                             SALON MEDIA GROUP, INC.

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON NOVEMBER 17, 2006

                       SOLICITED BY THE BOARD OF DIRECTORS


         The undersigned hereby appoints Elizabeth Hambrecht and Conrad Lowry, and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in Salon Media Group, Inc., a Delaware corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's principal executive offices, 101 Spear Street, Suite 203, San Francisco, CA on November 17, 2006, at 11:00 a.m. local time, and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company dated November 6, 2006 (the "Proxy Statement"), receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting.

         THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1 THROUGH 3.



CONTINUED AND TO BE SIGNED ON REVERSE SIDE
                                                               ---------------
                                                                 SEE REVERSE
                                                                    SIDE
                                                               ---------------

                                        |_|      Mark this box with an X if you
                                                 have made changes to your name
                                                 or address details above

ANNUAL MEETING PROXY CARD

A.       ELECTION OF DIRECTORS
The Board of Directors recommends a vote FOR the listed nominees.

1. To elect the following two persons as Class II directors to hold office for a three-year term and until their successors are elected and qualified:

                  Nominee: Robert Ellis

                                  ( )   FOR              ( )   WITHHELD

                  Nominee: David Talbot
                                  ( )   FOR              ( )   WITHHELD

B.       ISSUES
The Board of Directors recommends a vote FOR the following proposal.

2. To ratify the appointment of Burr, Pilger & Mayer LLP as independent registered public accountants of the Company for the fiscal year ending March 31, 2007.

                 FOR                  AGAINST                ABSTAIN
                 ( )                    ( )                    ( )

C. AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTION TO BE EXECUTED.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

Note: Sign exactly as your name(s) appears on your stock certificate. If shares of stock are held in the name of two or more persons or in the name of husband and wife, either as joint tenants or otherwise, both or all of such persons should sign the above Proxy. If shares of stock are held by a corporation, the Proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary. Executors or administrators or other fiduciaries that execute the above Proxy for a deceased stockholder should give their full title. Please date the Proxy.

Signature: _______________________________________  Date: ______________________

Signature: _______________________________________  Date: ______________________